UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2025

NB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-41899	93-2560883
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification Number)

1063 Great Plain Avenue
Needham, Massachusetts	02492
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 444-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NBBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

NB Bancorp, Inc. (“Needham”), the holding company for Needham Bank, and Provident Bancorp, Inc. (“Provident”), the holding company for BankProv, today announced that the election form and letter of transmittal (together with the related instructions, the “Election Materials”) have been distributed to holders of Provident common stock, so Provident stockholders may elect to receive either Needham common stock, cash or a combination of both upon the completion of the pending combination of Needham and Provident. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As previously disclosed, on June 5, 2025, Needham, Needham Bank, Provident and BankProv entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Needham will acquire Provident and BankProv through the merger of 1828 MS, Inc. (a Maryland corporation and wholly owned subsidiary of Needham formed to facilitate the merger) with and into Provident, with Provident as the surviving corporation (the “Parent Merger”). Next, Provident will merge with and into Needham, with Needham as the surviving entity (the “Holdco Merger”), and, immediately thereafter, BankProv will merge with and into Needham Bank, with Needham Bank as the surviving entity (the “Bank Merger” and, together with the Parent Merger and the Holdco Merger, the “Merger Transaction”).

On September 16, 2025, Provident announced that its stockholders approved the Merger Agreement.

Needham anticipates that all required regulatory approvals will be received and all of the other closing conditions will be satisfied by November 14, 2025, and the Merger Transaction will become effective on November 15, 2025, although Needham cannot provide any assurance that all required regulatory approvals, waivers or consents will be obtained, when they will be obtained, or whether there will be burdensome conditions in the approvals or any litigation challenging the approvals.

Mailing of Election Materials

On October 7, 2025, Continental Stock Transfer & Trust Company, the exchange agent appointed by Needham (the “Exchange Agent”), mailed the Election Materials to holders of record of Provident common stock to make an election (the “Election”) as to the form of merger consideration they wish to receive in exchange for the Provident common stock they own. The Election process for Provident stockholders is referred to herein as the “Stockholder Election Process.” A copy of the Election Materials is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

As further described in the Election Materials, for a Provident stockholder to make a valid election, a properly completed Election Form and any Provident stock certificate(s), together with any other required documents described in the Election Materials, must be received by the Exchange Agent prior to the election deadline, which is anticipated to be 5:00 p.m. (Eastern Time) on November 7, 2025 (with an earlier deadline of 5:00 p.m. (Eastern Time) on October 31, 2025 for those who own Provident common stock through the Provident ESOP and 401(k) plans). Needham and Provident intend to announce the definitive election deadline (the “Election Deadline”) at least five business days (but not more than 15 business days) prior to the Election Deadline.

Needham has engaged Alliance Advisors, LLC, to serve as information agent (the “Information Agent”) in connection with the Stockholder Election Process. Provident stockholders who have questions about the Stockholder Election Process, want up-to-date information on the Election Deadline or wish to obtain copies of the Election Materials may contact Alliance Advisors, LLC 150 Clove Road, Suite 400, Little Falls, NJ 07424, via telephone at (855) 206-1249, or via email at NBBK@allianceadvisors.com.

Provident stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee, if applicable, for assistance concerning the Merger Transaction and the Stockholder Election Process.

Elections made by Provident stockholders are subject to the allocation and proration provisions in the Merger Agreement, which are summarized in the Election Materials and the proxy statement/prospectus, which forms part of the registration statement on Form S-4 (File No. 333-288494) that Needham filed with the Securities and Exchange Commission on July 30, 2025. (In the event of any inconsistency between the Merger Agreement and the Election Materials or the definitive proxy statement/prospectus, the terms of the Merger Agreement will control.)

Provident stockholders and participants in Provident’s ESOP and 401(k) plan should carefully read the Election Materials provided to them, as well as the relevant portions of the definitive proxy statement/prospectus and the Merger Agreement, before making their elections.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Factors relating to the proposed Merger Transaction that could cause or contribute to actual results differing materially from expected results include, but are not limited to, the possibility that revenue or expense synergies or the other expected benefits of the Merger Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger Transaction may not be timely completed, if at all; that prior to the completion of the Merger Transaction or thereafter, Needham or Provident may not perform as expected due to Merger Transaction-related uncertainty or other factors; that Needham is unable to successfully implement its integration strategies; that required regulatory or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that the Merger Agreement closing conditions are not satisfied in a timely manner or at all; that the timing of completion of the proposed Merger Transaction is dependent on various factors that cannot be predicted with precision at this point; reputational risks and the reaction of the companies’ customers to the Merger Transaction; the inability to implement onboarding or transition plans and other consequences associated with the Merger Transaction; continued pressures and uncertainties within the banking industry and Needham’s and Provident’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for credit losses, increased competitive pressures, asset and credit quality deterioration, and legislative, regulatory, and fiscal policy changes and related compliance costs; and diversion of management time on Merger Transaction-related issues.

These forward-looking statements are also subject to the risks and uncertainties applicable to the businesses of Needham and Provident generally that are disclosed in Needham’s and Provident’s respective 2024 Annual Reports on Form 10-K. Needham’s and Provident’s SEC filings are accessible on the SEC's website at sec.gov and on their respective corporate websites of Needham and Provident at nbbancorp.com and investors.bankprov.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this press release, Needham and Provident claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, each company specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 8, 2025
99.2	Election Materials
104	Cover Page Interactive Data File (embedded within Inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NB BANCORP, INC.

	By:	/s/ Jean-Pierre Lapointe
DATE: October 8, 2025		Executive Vice President and Chief Financial Officer